EXHIBIT 10.3

SHELRON GROUP, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement"), dated as of January 4, 2005, is entered into by and between Shelron Group, Inc., a Delaware corporation (the "Company"), and Mr. Joseph Corso, a resident of the State of New York (the "Subscriber").

WHEREAS, the Subscriber desires to purchase from the Company, and the Company desires to sell to the Subscriber 18,500,000 shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), for an aggregate purchase price of $1,500,000 (the "Purchase Price");

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.

1.1 Subscription. The Subscriber, intending to be legally bound, hereby subscribes for and agrees to purchase the Shares on the terms and conditions described herein.

1.2 Delivery of Purchase Price. Upon execution of this Agreement, the Subscriber shall pay the Purchase Price by wire transfer of immediately available funds, in accordance with the wire transfer instructions previously furnished to the Subscriber by the Company.

1.3 Delivery of Shares. The Shares shall be issued in the name of the Subscriber and held in escrow by Loeb & Loeb LLP, the Company's legal counsel, until such time as the Company delivers notice to Loeb & Loeb LLP that it has received the Purchase Price in the Company's bank account and that Loeb & Loeb LLP is instructed to release the Shares to the Subscriber. Upon receipt of such notification, Loeb & Loeb LLP shall release the Shares from escrow and deliver such shares to Subscriber within three (3) business days of receipt of the Company's notification.

SECTION 2.

2.1 Subscriber Representations and Warranties. The Subscriber hereby acknowledges, represents and warrants to the Company as follows:

(a) The Subscriber has the legal capacity, full power and authority to enter into this Agreement. The execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

(b) The Subscriber acknowledges that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the

final1

"Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D").

(c) The Subscriber understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser's right to sell the Shares to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Subscriber is acquiring the Shares hereunder in the ordinary course of its business. The Subscriber does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(d) The Subscriber represents and warrants that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Securities Act, and that he is able to bear the economic risk of any investment in the Shares, including the possibility of the loss of his entire investment.

(e) The Subscriber represents and warrants to the Company that he recognizes that an investment in the Shares involves a high degree of risk and that the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

(f) The Subscriber understands and acknowledges that the Company is relying upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares. The Subscriber further represents and warrants that the information furnished herein is accurate and complete in all material respects.

(g) The Subscriber understands that the Shares are restricted securities, the sale or transfer of which is governed by Rule 144 (the "Rule") promulgated under the Securities Act, which requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber agrees that he will not sell or otherwise transfer the Shares, unless the Shares are registered under the Securities Act or unless an exemption from such registration is available.

(h) The Subscriber consents to the placement of the following legend on an certificate or other document evidencing the Shares:

> THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH

SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(i) The Subscriber represents that his participation in the purchase and sale of the Shares has not been solicited by means of any general solicitation or general advertising, including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; or (ii) any seminar or meeting whose attendees were invite by any general solicitation or advertising.

(j) The Subscriber hereby represents that, except as expressly set forth in this Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in this Agreement and the results of independent investigation by the Subscriber.

(k) The Subscriber acknowledges that if it is a Registered Representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

(l) The foregoing representations, warranties and agreements shall survive the execution and delivery of this Agreement by the Subscriber to the Company, regardless of whether the Company accepts or rejects this subscription.

SECTION 3.

3.1 Company Representations and Warranties. The Company hereby acknowledges, represents and warrants to the Subscriber as follows:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the requisite power and authority to own its properties and to carry on its respective business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company taken as a whole.

(b) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms of this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by the Company's board of directors and constitutes a valid and legally binding obligation of the Company. No consent, notice, approval, waiver, license or other authorization

or action by, or filing with, any governmental entity or person is required in connection with the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby, or the performance by the Company of its obligations hereunder.

(f) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein, will not (a) result in a violation of the Company's certificate of incorporations, or the Company's bylaws, (b) conflict with, or constitute a default or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, lease, license, instrument or other material document to which the Company is a party (or by which the Company, or any of its properties or assets, is bound), or (c) result in a violation of or conflict with any statute, rule, regulation, order, law, ordinance or restriction applicable to the Company, or of any judgment, writ, injunction or decree of any court, governmental entity, judicial or quasi-judicial tribunal applicable to the Company or any of its properties or assets, except for such violation or conflict as would not have a material adverse effect on the Company.

(g) There are no proceedings, arbitrations, actions, lawsuits, judgments, decisions, settlements, stipulations, decrees, claims, complaints, injunctions, orders or investigations before any governmental entity, court, judicial or quasi-judicial tribunal that are pending, or to the knowledge of the Company, threatened against the Company . The Company has been and currently is in material compliance with all laws, statutes, rules, ordinances, regulations or orders of any governmental entity, court, judicial or quasi-judicial tribunal applicable to the Company.

SECTION 4.

4.1 "Registration Rights.

(a) The Company has agreed to register the Shares on a Registration Statement under the Securities Act covering the resale of all of the Shares for an offering to be made on a continuous basis pursuant to Rule 415, on or prior to the 90th day after the date hereof (the "Filing Date"). The Registration Statement required hereunder shall be on Form SB-2. The Registration Statement shall contain (except if otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than 180 days after the date hereof (the "Effective Date"), and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all the securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) or pursuant to Rule 144 without any limitation on the volume of securities sold as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

4.2 Registration Procedures. The Company will:

(a) prepare and file with the SEC the Registration Statement with respect to the Shares on or prior to the Filing Date;

(b) furnish to the Subscriber such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(c) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Subscriber may reasonably request in writing within fifteen (15) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(d) notify the Subscriber, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(e) notify the Subscriber promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(f) prepare and file with the SEC, promptly upon the request of the Subscriber, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Subscriber (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Shares by the Subscriber;

(g) prepare and promptly file with the SEC and promptly notify the Subscriber of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(h) advise the Subscriber, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Subscriber shall cooperate with the Company in providing the information necessary to effect the registration of its Shares, including completion of customary questionnaires. Failure to do so may result in exclusion of such Subscriber's Requested Stock from the registration statement.

4.3 Expenses. With respect to any registration required pursuant to Section 4.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company. These include all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. The Subscriber shall bear its pro rata share of the underwriting discount and commissions and transfer taxes and the cost of fees and disbursements of the Subscriber's counsel and accountants as well as any other expenses incurred by the Subscriber not expressly included above.

4.4 Indemnification.

(a) The Company will indemnify and hold harmless the Subscriber of the Shares which are included in the Registration Statement pursuant to the provisions of Section 4.1 hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for the Subscriber and each person, if any, who controls the Subscriber or such underwriter within the meaning of the Securities Act, from and against, and will reimburse the Subscriber and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which the Subscriber or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Subscriber, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

(b) The Subscriber will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of the Subscriber specifically for use in the preparation thereof.

(c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent the defense of the claim is prejudiced. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties, provided that there shall be no more than one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

SECTION 5.

5.1 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.2 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Shelron Group, Inc.
29 Broadway
New York, NY 10006
Telephone: 917-770-1013

Facsimile: _______________
Attention: Eliron Yaron, President

If to the Subscriber, to its address and facsimile number set forth at the end of this Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.

Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

5.3 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

5.4 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators and successors.

5.5 Entire Agreement; Amendment. This instrument contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Subscriber.

5.6 Assignability. This Agreement is not transferable or assignable by the parties hereto.

5.7 Law Governing. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York.

5.8 Pronouns. The use herein of the singular pronoun shall be deemed to include the plural as well.

5.9 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

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JOSEPH CORSO

Exact Name in Which Title is to be Held

Joseph Corso
Name (Please Print)

Residence: Number and Street

City, State and Zip Code

Social Security Number

/s/ Joseph Corso
(Signature)

Telephone Number

Facsimile Number

Number of Shares Subscribed For: 18,500,000

Dollar Amount of Shares Subscribed For: $1,500,000

ACCEPTED this 3rd day of January on behalf of the Company.

SHELRON GROUP, INC.

By: /s/ Eliron Yaron
Name: Eliron Yaron
Title: Chairman of the board